Exhibit 99.2

Earnings Supplemental For the quarter ended March 31, 2025

Forward Looking Statements This presentation contains forward - looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21 E of the Securities and Exchange Act of 1934 , as amended (the “Exchange Act”), regarding future events and the future results of Chicago Atlantic Real Estate Finance, Inc . (“Chicago Atlantic”, “REFI”, the “Company”, and “we”, “us”, and “our”) that are based on current expectations, estimates, forecasts, projections about the industry in which the Company operates and the beliefs and assumptions of the management of the Company . Words such as “address,” “anticipate,” “believe,” “consider,” “continue,” “develop,” “estimate,” “expect,” “further,” “goal,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” variations of such words and similar expressions are intended to identify such forward - looking statements . Such statements reflect the current views of the Company and its management with respect to future events and are subject to certain risks, uncertainties and assumptions . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward - looking statements . Summaries of documents contained in this presentation may not be complete . The Company does not represent that the information herein is complete . The information in this presentation is current only as of March 31 , 2025 , or such other date noted in this presentation, and the Company’s business or financial condition and other information in this presentation may change after that date . The Company undertakes no obligation to update any forward - looking statements in order to reflect any event or circumstance occurring after the date of this presentation or currently unknown facts or conditions . You are urged to review and carefully consider any cautionary statements and other disclosures, including the statements under the heading “Risk Factors” and elsewhere in the Company’s filings with the Securities and Exchange Commission . Factors that may cause actual results to differ materially from current expectations include, among others : the Company’s business and investment strategy ; global conflicts, such as the war between Russia and Ukraine and the war between Israel and Hamas and market volatility resulting from such conflicts ; the ability of Chicago Atlantic REIT Manager, LLC (the “Manager”) to locate suitable loan opportunities for the Company and allocate such opportunities among the Company and affiliates with similar investment strategies, monitor and actively manage the Company’s loan portfolio and implement the Company’s investment strategy ; allocation of loan opportunities to the Company by the Manager ; the Company’s projected operating results ; actions and initiatives of the U . S . or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law ; the estimated growth in and evolving market dynamics of the cannabis market ; the demand for cannabis cultivation and processing facilities ; shifts in public opinion regarding cannabis ; the state of the U . S . economy generally or in specific geographic regions ; economic trends and economic recoveries ; the amount and timing of the Company’s cash flows, if any, from the Company’s loans ; the Company’s ability to obtain and maintain financing arrangements ; the Company’s leverage ; changes in the value of the Company’s loans ; the Company’s investment and underwriting process ; rates of default or decreased recovery rates on the Company’s loans ; the degree to which any interest rate or other hedging strategies may or may not protect the Company from interest rate volatility ; changes in interest rates and impacts of such changes on the Company’s results of operations, cash flows and the market value of the Company’s loans ; interest rate mismatches between the Company’s loans and the Company’s borrowings used to fund such loans ; the impact of inflation on our operating results ; the departure of any of the executive officers or key personnel supporting and assisting the Company from the Manager or its affiliates ; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; the Company’s ability to maintain the Company’s exclusion or exemption from registration under the Investment Company Act of 1940 ; the Company’s ability to qualify and maintain such qualification as a real estate investment trust (“REIT”) for U . S . federal income tax purposes ; estimates relating to the Company’s ability to make distributions to its stockholders in the future ; the Company’s understanding of its competition ; and market trends in the Company’s industry, interest rates, real estate values, the securities markets or the economy in general . The information contained in this presentation should be read in conjunction with our financial statements and notes thereto appearing elsewhere in our annual report on Form 10 - K for the year ended December 31 , 2024 , and other documents we file from time to time with the SEC . You are advised to consult any additional disclosures that we may make through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10 - K, quarterly reports on Form 10 - Q, and current reports on Form 8 - K . Chicago Atlantic Real Estate Finance, Inc. | 2 Important Disclosure Information

Market and Industry Data In this presentation, the Company relies on and refers to certain information and statistics obtained from third - party sources which it believes to be reliable, including reports by market research firms . The Company has not independently verified the accuracy or completeness of any such third - party information . Because the cannabis industry is relatively new and rapidly evolving, such market and industry data may be subject to significant change in a relatively short period . Important Notices This presentation is by Chicago Atlantic Real Estate Finance, Inc . , (“REFI” or the “Company”) a publicly traded company that has elected to be taxed as a REIT for federal income tax purposes . This presentation is provided for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument . REFI is not a registered investment adviser and is managed by Chicago Atlantic REIT Manager, LLC (our “Manager”) . This presentation is not a communication by our Manager and is not designed to maintain any existing client or investor or solicit new clients or investors of the Manager . We routinely post important information for investors on our website, refi . reit . We intend to use this webpage as a means of disclosing material information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis . REFI encourages investors, analysts, the media and others interested in REFI to monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website . Past performance is no guarantee of future results . There is no guarantee that any investment strategy referenced herein will work under all market conditions . You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein . The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for REFI or any of its affiliates . Non - GAAP Financial Measures This presentation includes certain non - GAAP financial measures, including Distributable Earnings, to evaluate our performance excluding the effects of certain transactions and certain GAAP adjustments that we believe are not necessarily indicative of our current loan activity and operations . We believe the non - GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with GAAP . We define Distributable Earnings as, for a specified period, the net income (loss) computed in accordance with GAAP, excluding (i) non - cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains, losses or other non - cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss) ; provided that Distributable Earnings does not exclude, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash, (iv) provision for current expected credit losses and (v) one - time events pursuant to changes in GAAP and certain non - cash charges, in each case after discussions between our Manager and our independent directors and after approval by a majority of such independent directors . We believe providing Distributable Earnings on a supplemental basis to our net income as determined in accordance with GAAP is helpful to stockholders in assessing the overall performance of our business . As a REIT, we are required to distribute at least 90 % of our annual REIT taxable income and to pay tax at regular corporate rates to the extent that we annually distribute less than 100 % of such taxable income . Given these requirements and our belief that dividends are generally one of the principal reasons that stockholders invest in our common stock, we generally intend to attempt to pay dividends to our stockholders in an amount equal to our net taxable income, if and to the extent authorized by our Board . Distributable Earnings is one of many factors considered by our Board in authorizing dividends and, while not a direct measure of net taxable income, over time, the measure can be considered a useful indicator of our dividends . Chicago Atlantic Real Estate Finance, Inc. | 3 Important Disclosure Information

▪ Commercial mortgage REIT and institutional lender to state - licensed operators in the cannabis industry. ▪ Manages a diversified portfolio of borrowers, geographies and asset types with strong real estate collateral coverage and loan - to - enterprise value ratios. ▪ Aims to provide risk - adjusted total returns for stockholders through consistent dividends and capital appreciation. ▪ Access to Chicago Atlantic’s leading cannabis lending platform as lead or co - lead arranger, and its proprietary sourcing network and direct originations team ▪ Experienced and robust origination team responsible for sourcing and closing over $2.7 billion in credit facilities since its inception in 2019, of which $2.1 billion has been made to cannabis operators. Chicago Atlantic Real Estate Finance, Inc. | 4 Chicago Atlantic Real Estate Finance Company Overview ~$462mm near - term pipeline under evaluation (2) $2.7B+ in loans closed since platform inception (1) 95+ cannabis loans closed across platform (1) $407.0mm outstanding loan principal (3) 16.9% gross portfolio yield (3) 1.1x real estate collateral coverage in current portfolio (3) Note: (1) As of March 31, 2025, represents transactions closed by our Sponsor (“Chicago Atlantic Group, LP”) and its affiliates. (2) As of March 31, 2025, includes potential syndications, and represents cannabis originations across Chicago Atlantic platform. (3) As of March 31, 2025, represents total loan portfolio.

Industry - Leading Management and Investment Team Deep Cannabis, Credit and Real Estate Expertise With Entrepreneurial Approach Peter Sack (1) Co - CEO ▪ Former Principal at BC Partners Credit, leading its cannabis practice ▪ Former private equity investor, focusing on distressed industrial opportunities ▪ MBA from University of Pennsylvania’s Wharton School of Business, BA from Yale University, and Fulbright Scholar ▪ Finance and accounting expert, with over 15 years of experience, focusing on financial reporting, operations, and internal controls within the asset management industry ▪ Former CFO of Chicago Atlantic Group, LLC ▪ B.S in Finance from Indiana University and holds the CPA designation Andreas Bodmeier (1) President and CIO ▪ Underwritten over $500mm in cannabis credit transactions ▪ Former Principal of consulting firm focused on FX and commodity risk management ▪ PhD in Finance and MBA from Chicago Booth and MSc from Humboldt University (Berlin) John Mazarakis (1) Executive Chairman ▪ Originated over $500mm in cannabis credit transactions ▪ Developed and owns over 1mm sf of real estate across 4 states ▪ Founded restaurant group with 30+ units and 1,200+ employees ▪ MBA from Chicago Booth and BA from University of Delaware Tony Cappell (1) Co - CEO ▪ Debt investor with over 15 years of experience, beginning at Wells Fargo Foothill ▪ Completed over 150 deals, comprising over $5bn in total credit ▪ MBA from Chicago Booth and BA from University of Wisconsin 1 0 0 YEA R S O F C O M B I N ED EXPER I EN C E A N D O VER $ 8 B I L L I O N I N R EA L EST A T E A ND CO M M E RCI A L CRE DI T Note: (1) Denotes member of Investment Committee David Kite (1) Chief Operating Officer ▪ Over 20 years of experience in investment management and real estate investments ▪ Former Partner and COO of Free Market Ventures ▪ Former Founder of K&K Capital Management ▪ MBA from Chicago Booth and BA from University of Illinois Phil Silverman Chief Financial Officer Chicago Atlantic Real Estate Finance, Inc. | 5

Veteran Independent Directors Significant Public Board, REIT, Financial and Corporate Governance Expertise Michael Steiner ▪ Current investor in Chicago Atlantic ▪ Founder and President of Service Energy and Petroleum Equipment, which are engaged in distribution of petroleum products ▪ Expert in highly regulated industries ▪ BA in History from Wake Forest University and MBA from University of Delaware Brandon Konigsberg ▪ Former CFO at J.P. Morgan Securities and Managing Director at JPMorgan Chase ▪ Current member of board of directors of GTJ REIT, SEC - registered equity REIT ▪ Former auditor at Goldstein, Golub and Kessler ▪ CPA and BA in Accounting from University of Albany and MBA from New York University’s Stern School of Business Jason Papastavrou ▪ Lead Independent Director ▪ Founder and CIO of ARIS Capital Management ▪ Current member of board of directors of GXO Logistics (NYSE:GXO); and, previous board member of XPO Logistics (NYSE:XPO) and United Rentals (NYSE:URI) ▪ BS in Mathematics and MS and PhD in Electrical Engineering and Computer Science from MIT Fredrick C. Herbst ▪ Audit Committee Chair ▪ Former CFO of Ready Capital (NYSE:RC) and Arbor Realty Trust (NYSE:ABR), two publicly traded, commercial mortgage REITs ▪ Former Managing Director of Waterfall Asset Management ▪ Former CFO of Clayton Holdings and The Hurst Companies ▪ CPA and BA in Accounting from Wittenberg University Chicago Atlantic Real Estate Finance, Inc. | 6

Target Loan Profile Chicago Atlantic Real Estate Finance, Inc. | 7 Presented for illustrative purposes only, actual loan characteristics may differ. Real estate financing, capital expenditure and growth/acquisition capital USES OF CAPITAL $10 - $50 million SIZE 2 - 3 years TERM Term loans and delayed draw term loans STRUCTURE Mortgage/deed of trust, stock pledge, all asset UCC - 1 lien, guarantees COLLATERAL 50 - 150 bps per month AMORTIZATION Below 60% LTV Limited license, vertically integrated operators TARGET Less than 2.0x SENIOR DEBT TO EBITDA RATIO Make - whole provisions and prepayment penalties OTHER TERMS Debt service coverage ratio, limited indebtedness, deposit account control agreements, minimum liquidity, monthly reporting requirements COVENANTS

Market Performance Total Return of the Top 10 Performing Mortgage REITs 31% 30% 30% 24% 15% 12% 10% 36% REFI SEVN IOR Chicago Atlantic Real Estate Finance, Inc. | 8 48% 47% 50% 45% 40% 35% 30% 25% 20% 15% 10% 5% 0% LOAN LADR EFC LFT QRI RITM ACR Ticker Symbol Total Return (%) Total Return 1 (December 8, 2021 to April 24, 2025) We compared the performance of Chicago Atlantic Real Estate Finance, Inc . (NASDAQ : REFI) since its inception on December 8 , 2021 , against all NYSE and NASDAQ listed mortgage REITs 2 . Over this time horizon, REFI is the # 3 performing mortgage REIT on a total return basis for all public REITs in this data set - not just cannabis finance markets . » The median and average total return for all 48 mortgage REITs was approximately - 15% and - 19%, respectively, over this period. » REFI has outperformed the median and average total return by approximately 51 % and 55% , respectively . Past performance is not indicative of future results. Actual investor returns may vary. 1 Source: S&P Capital IQ 2025. Total returns assume dividend reinvestment. 2 The data set of publicly traded mortgage REITs is comprised of New York Stock Exchange (“NYSE”) and NASDAQ listed companies as of February 2025.

Portfolio Diversification Our portfolio is diversified by size and interest rate type P RI NCI P A L O UT S T A NDI NG (1) By Loan Note: (1) As of March 31, 2025 (2) Floating - rate loans with floor < 7.50% includes $0.2 million of principal which bears interest at Secured Overnight Financing Rate (“SOFR”). Percentage represents portion of the total loan portfolio. 36.2% 25.3% 38.5% Top 5 Loans Next 5 Loans Remaining Loans Top 10 Loans = 61.5% of principal outstanding Average Loan Size = 2.9% 41.5% 28.8% 29.7% Fixed - rate Floating - rate (Prime floor < 7.50%) Floating - rate (Prime floor >= 7.50%) By Rate Type (2) Floating Loans by Prime Rate Floor (2) $0 0.00% 5.50% 6.25% 7.00% 7.50% 7.75% 8.00% 8.50% $10,000,000 $30,000,000 $20,000,000 $40,000,000 $50,000,000 $60,000,000 $80,000,000 $70,000,000 Rate Floor Chicago Atlantic Real Estate Finance, Inc. | 9 $407.0M

Portfolio Diversification (Continued) Our portfolio is diversified across operators, geographies, and asset types P RI NCI P A L O UT S T A NDI NG 1 Note: (1) As of March 31, 2025 and reflects aggregate of total loan portfolio including loans held for investment and loans at fair value. (2) SSO = single state operator, MSO = multi - state operator. Percentage of Real Estate Collateral Value by State and Operator Type 2 20.0% 18.0% 16.0% 14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% AZ CA FL OR PA Other IL MD MI MO NE NY NV OH MN MSO SSO 35.3% 14.8% 46.6% 3.3% Loans with Retail/Industrial collateral Loans with Retail collateral Loans with Industrial collateral Loans with no real estate collateral $407.0M By Real Estate Collateral Type 8% 6% 5% 10% 15% 15% 8% 7% 6% 9% 4% 2% 4% Michigan Florida Missouri Pennsylvania Other California Ohio Arizona Nebraska Maryland Illinois New York West Virginia $407.0M (3) “Other” location category includes approximately $16.0 million of loans (4.0%) domiciled in Nevada (1.4%), Minnesota (1.7%), Oregon (0.2%), and Texas (0.7%). Chicago Atlantic Real Estate Finance, Inc. | 10 By Location 3

Loan Collateral Coverage 47.5% loan to enterprise value and 1.1x real estate collateral coverage R EA L EST A T E C O L L A T E R A L C O VER A G E (2) 0.51 - 1.00x 1.01 - 1.50x 1.51 - 2.00x Portfolio Weighted Average (1.1x) P RI NCI P A L BY L T E V RA T I O (1) (1) Our loans to owner operators in the state - licensed cannabis industry are secured by additional collateral, including personal and corporate guarantee(s), where applicable subject to local laws and regulations. Loan to enterprise value ratio (LTEV) is calculated as total senior loan principal outstanding divided by total value of collateral on a weighted average basis. (2) Expressed as percentage of total outstanding loan principal of $407.0 million as of March 31, 2025. $ - $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 $120,000,000 $140,000,000 $160,000,000 $180,000,000 <20% 21 - 40% 41 - 60% 61 - 80% Portfolio Weighted Average (47.5%) >80% 0.0% Chicago Atlantic Real Estate Finance, Inc. | 11 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% <.50x >2.0x

Distributable Earnings and Dividends 1 $0.65 $0.60 $0.55 $0.50 $0.45 $0.40 $0.35 $0.30 $0.25 $0.20 $0.15 $0.10 $0.05 $ - Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Special Dividend Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Basic Distributable EPS Regular Dividend 1 Distributable earnings per share based on basic weighted average common shares outstanding at the end of each respective quarter. Chicago Atlantic Real Estate Finance, Inc. | 12

The Cannabis Landscape in the U.S. Where We See Opportunities THE CANNABIS INDUSTRY PRESENTS A SPECIAL OPPORTUNITY TO GENERATE ALPHA AND OUTSIZED RISK ADJUSTED RETURNS LACK OF TRADITIONAL FINANCING Banks generally don’t lend to firms in this industry, allowing higher interest rates, attractive collateral, and lender - friendly covenants. LOW CORRELATIONS TO TRADITIONAL MARKETS Medical cannabis behaves like pharmaceuticals, recreational cannabis behaves like tobacco and alcohol, both exhibiting low correlation with traditional markets. HIGH BARRIERS TO ENTRY Each state has unique investment characteristics, supply and demand dynamics, and legal frameworks, requiring sophisticated understanding of the industry and strong underwriting expertise. FOCUS ON LIMITED LICENSE STATES Limited license states have limited competition, lucrative license values, high wholesale prices, and less black - market presence. Chicago Atlantic Real Estate Finance, Inc. | 13

The Cannabis Landscape in the U.S. How the landscape has changed over past 6 years 2019 2025 x Legal in 41 states and the District of Columbia 1 x Medical use only: 17 states x Recreational/Medical use: 24 states & District of Columbia x Industry revenue estimated at $35B in 2025 1 Legalized recreational and medical use Legalized medical use only No regulated use x Legal in 35 states and the District of Columbia 1 x Medical use only: 25 states x Recreational/Medical use: 10 states & District of Columbia x Industry revenue at $19.3B 2 1 – MJBiz Factbook Q1 2025 2 - Statista Chicago Atlantic Real Estate Finance, Inc. | 14

2025 2026 2027 2028 2029 2030 2031 Retail Sales Estimates Chicago Atlantic makes no guarantee of future outcomes or targets. Numerous assumptions and variables underly the projected growth of the Chicago Atlantic credit opportunity by 2031. Refer to the Forward - Looking Statements disclosure at the beginning of this presentation. 1 - MJBiz Factbook Q1 2025; ($ in billions). 2 - MJBiz Factbook Q1 2025 Top 20 Cannabis Stocks by Market Capitalization as of March 21, 2025; S&P Capital IQ equity and debt figures are as of 12/31/24. $35.3 $39.2 $43.9 $49.2 $55.6 $62.8 The U.S. cannabis industry is estimated to be $35B in top - line retail revenue in 2025 and is projected to grow to $69B by 2031 1 : $69.1 The Cannabis Industry Size of Opportunity and Growth Projections Assuming the cannabis market enterprise value at 1x revenue, and a 35% debt to 65% equity capital structure 2 , the current value of the U.S. cannabis debt market can be estimated to be $12B . With our closed cannabis loans to date of $ 2 . 7 B, Chicago Atlantic represents 22 % of the current U . S . cannabis debt market share . With the projected industry size of $69B in retail sales in 6 years , and assuming we maintain our current debt market share of 22%, the Chicago Atlantic credit opportunity could grow to over $5B . Chicago Atlantic Real Estate Finance, Inc. | 15

Greater diversification Shorter loan durations Deal leads Lower LTVs Close relationships with management teams Ability to upsize REIT shares 50% of the origination fee We negotiate the deal Our borrower’s only source of debt Underwrite enterprise value in the borrowers Competitive Investment Landscape C O M P E T I T O R S : G R O U P S Mortgage REITs Sale/ Leaseback REITs Cannabis - Focused Lenders Community Banks Chicago Atlantic Real Estate Finance, Inc. | 16 C O M PET I T I VE A D V A N T A G ES

Comprehensive Investment Process SOURCE AND REVIEW 1 SCREENING 2 COLLATERAL GEOGRAPHY / INDUSTRY ▪ Focus primarily on U.S. borrowers ▪ (Local) industry dynamics ▪ Diversification / concentration vs. existing loan portfolio ▪ FINANCIALS / OPERATIONS ▪ Historical financial statements / tax returns ▪ Projects of the business and financials Current Capitalization ▪ Investor decks for equity raises ▪ Operational metrics vs industry peers TRANSACTION STRUCTURE ▪ Covenant packages ▪ Floating rate with Prime or SOFR floor ▪ Term and pre - payment fees ▪ Fixed annual amortization plus excess cash - flow recapture ▪ Real Estate, Stock Pledges, equipment, receivables and inventory ▪ Market comparable for liquidation ▪ In - place and to - be - acquired collateral ▪ External collateral available for credit enhancement UNDERWRITING 3 MARKET STUDY / BUSINESS REVIEW ▪ Evaluate borrower’s business strategy and market conditions FULL COVENANT PACKAGE ASSESSMENT ▪ Leverage, EBITDA, fixed charge coverage, minimum cash, etc. MANAGEMENT AND ONSITE MEETINGS ▪ Ability to further understand company and team FINANCIAL MODELING / SENSITIVITY ANALYSIS ▪ Core drivers of business / downside scenarios ▪ Serves as foundation for covenant creation COLLATERAL APPRAISALS AND ASSET VERIFICATIONS ▪ Assess value of the assets and whether they exist OVERVIEW ▪ Direct Origination ▪ Brand Recognition ▪ Ability to Act Timely ▪ Efficient Deal Process ▪ Relationships with PE Sponsors ▪ In - depth Knowledge PRICE / STRUCTURE ▪ Determine pricing and structure relative to underlying fundamentals without compromising on “zero loss” mentality CUSTOMER CALLS / BACKGROUND CHECKS ▪ Understand success of the company and ability of management team FINANCIAL STATEMENT, BANKING, AND TAX REVIEW ▪ Determine quality of earnings, after - tax cash flows and reporting requirements/capabilities Note: This summary of our process is for illustrative purposes only as actual process may differ from time to time, as appropriate to the investment considered. Chicago Atlantic Real Estate Finance, Inc. | 17

Comprehensive Investment Process (cont’d) STRUCTURING 4 MONITORING 5 QUARTERLY VALUATIONS REGULAR REPORTING BY BORROWERS ▪ Monthly reporting of financial and operational metrics by our borrowers provides an “early warning” approach to portfolio monitoring REGULAR INTERNAL MEETINGS ▪ Monthly tear sheet credit analysis including covenant compliance and forward - looking covenant default risk analysis prepared for investment committee ▪ Proprietary and customized analytics for each portfolio company ▪ Valuations underlying CECL reserves are performed with input from third - party valuation specialists, and in accordance with the Manager’s valuation policy INTERNAL CREDIT RATINGS ▪ Ratings assigned between 1 and 5 at quarterly portfolio review and will determine corrective action ▪ Covenant defaults allow for the implementation of corrective actions and a re - set of economics . to compensate for an increased risk profile CAPITAL PRESERVATION ▪ Typically, a first lien on the borrower’s assets, pledge of company stock, and validity guaranty ▪ Loans have covenants designed to provide the ability for early intervention STRONG CURRENT INCOME ▪ Contractual coupon and fees negotiated in loan terms ▪ Floating interest rate loans CONSERVATIVE STRUCTURE ▪ Conservative leverage and loan - to - value ratios with significant equity support ▪ Amortization features and excess cash - flow recapture for de - risking over life of loan RETURN ENHANCEMENT ▪ Additional yield generation through PIK interest, success fees, and prepayment fees, and make - whole protections. PREDICTABLE EXIT STRATEGY ▪ Fixed amortization and excess cash - flow recapture structured to ensure repayment without capital markets exit RECEIVE INVESTMENT COMMITTEE APPROVAL Note: This summary of our process is for illustrative purposes only as actual process may differ from time to time, as appropriate to the investment considered. Chicago Atlantic Real Estate Finance, Inc. | 18

Financial Overview For the three months ended March 31, 2025 Appendix Chicago Atlantic Real Estate Finance, Inc. | 19

Consolidated Balance Sheets December 31, 2024 Assets Loans held for investment Loans held for investment - related party (Note 8) March 31, 2025 (unaudited) $ 360,987,934 38,467,545 $ 364,238,847 38,238,199 Loans held for investment, at carrying value 399,455,479 402,477,046 Current expected credit loss reserve (3,274,058) (4,346,869 Loans held for investment at carrying value, net 396,181,421 398,130,177 Loans, at fair value - related party (amortized cost of $5,500,000 and $5,500,000, respectively) 5,335,000 5,335,000 Cash and cash equivalents 9,879,177 26,400,448 Other receivables and assets, net 525,277 459,187 Interest receivable 1,515,898 1,453,823 Related party receivables 1,228,559 3,370,339 Total Assets $ 414,665,332 $ 435,148,974 Liabilities Revolving loan $ 38,000,000 55,000,000 Notes payable, net 49,155,713 49,096,250 Dividend payable 9,820,079 13,605,153 Related party payables 1,586,509 2,043,403 Management and incentive fees payable 1,735,533 2,863,158 Accounts payable and other liabilities 2,539,925 2,285,035 Interest reserve 547,526 1,297,878 Payable for investment purchased 500,000 - Total Liabilities 103,885,285 126,190,877 Commitments and contingencies (Note 9) Stockholders' equity Common stock, par value $0.01 per share, 100,000,000 shares authorized and 20,893,785 and 20,829,228 shares issued and outstanding, respectively 208,938 208,292 Additional paid - in - capital 320,486,840 318,886,768 Accumulated deficit (9,915,731) (10,136,963 Total stockholders' equity Total liabilities and stockholders' equity 310,780,047 $ 414,665,332 308,958,097 $ 435,148,974 Chicago Atlantic Real Estate Finance, Inc. | 20

Portfolio Overview 1 (as of March 31, 2025) Chicago Atlantic Real Estate Finance, Inc. | 21 YTM IRR PIK Rate Cash Rate Rate Type 3 Percentage of Portfolio Unfunded Commitment Principal Balance Maturity Date Location(s) Loan Number 17.1% 0.00% 14.00% Floating (P) 4.7% $ - $ 19,255,716 10/30/2026 Various 1 17.3% 0.00% 11.50% Floating (P) 6.7% - 27,110,506 12/31/2025 Michigan 2 22.6% 2.75% 17.88% Floating (P) 5.3% - 21,384,473 1/29/2027 Various 3 17.0% 0.00% 11.91% Fixed 1.6% - 6,626,809 6/17/2026 Arizona 4 17.2% 0.00% 15.00% Floating (P) 1.2% - 4,958,672 1/30/2026 Michigan 6 19.3% 2.00% 13.50% Floating (P) 5.8% - 23,573,222 6/30/2025 Illinois, Arizona 7 15.0% 0.00% 10.00% Fixed 2.1% - 8,491,943 12/31/2025 West Virginia 8 9.5% 0.00% 9.00% Fixed 4.1% - 16,576,987 3/31/2028 Pennsylvania 9 (2) 19.3% 2.00% 14.50% Floating (P) 3.3% - 13,285,201 10/31/2027 Various 12 31.2% 0.00% 16.75% Fixed 1.6% - 6,557,500 8/29/2025 Florida 16 16.5% 5.00% 9.25% Floating (P) 11.2% - 45,589,764 12/31/2025 Ohio 18 16.5% 5.00% 11.00% Fixed 4.5% - 18,378,759 12/31/2025 Florida 19 14.7% 2.00% 11.00% Fixed 5.3% - 21,675,015 11/28/2025 Missouri 20 23.3% 2.00% 14.50% Floating (P) 1.6% - 6,453,187 7/29/2026 Illinois 21 18.7% 0.00% 15.50% Floating (P) 0.4% - 1,560,000 3/31/2026 Arizona 23 21.7% 0.00% 18.00% Floating (P) 0.1% - 520,000 9/27/2026 Oregon 24 16.6% 0.00% 15.00% Fixed 6.0% - 24,337,297 6/29/2036 New York 25 15.7% 0.00% 14.00% Floating (P) 4.3% - 17,400,000 6/30/2027 Nebraska 27 14.7% 1.50% 11.40% Fixed 0.5% - 1,920,477 10/9/2026 Illinois 29 18.7% 0.00% 16.25% Floating (P) 4.5% - 18,400,000 12/31/2026 Missouri, Arizona 30 18.3% 0.00% 16.25% Floating (P) 1.6% - 6,680,000 5/3/2026 California, Illinois 31 16.1% 0.00% 14.50% Floating (P) 1.5% - 5,900,000 8/15/2027 Nevada 32 12.9% 0.00% 12.00% Fixed 0.3% - 1,080,000 5/28/2027 Minnesota 33 12.8% 0.00% 11.91% Fixed 2.5% - 10,000,000 5/29/2026 Arizona 34 16.3% 3.00% 12.00% Fixed 6.0% - 24,438,420 8/23/2027 California 35 15.4% 0.00% 13.75% Floating (P) 6.4% 1,700,000 25,900,000 1/1/2027 Illinois 36 15.2% 1.00% 12.00% Fixed 4.9% 10,000,000 20,069,535 11/24/2028 Various 37 16.1% 0.00% 10.00% Fixed 0.7% 2,095,000 2,905,000 7/14/2025 Various 38 11.0% 0.00% 10.50% Fixed 1.4% 6,000,000 5,500,000 6/26/2026 Minnesota 39 19.4% 0.00% 14.57% Floating (SOFR) 0.1% - 233,333 7/28/2028 Various 40 16.4% 0.00% 14.50% Fixed 0.1% - 250,000 3/13/2027 Ohio 41 16.9% 1.5% 12.8% 58.5% / 41.5% 100.0% $ 19,795,000 $ 407,011,816 Subtotal 1 The table above reflects the Company’s aggregate loan portfolio including loans held for investment and loans held at fair value. Refer to Note 3 and Note 4 of the consolidated financial statements within Form 10 - Q as of March 31, 2025, for additional information 2 Loan #9 is on non - accrual status as of March 31, 2025. This loan is presented on the consolidated balance sheet within loans held for investment – related party (see Note 8 to the consolidated financial statements on Form 10 - Q as of March 31, 2025). 3 “Floating” represents variable rate loans that pay interest at the designated benchmark rate plus an applicable spread. “P” = prime rate, “SOFR” = Secured Overnight Financing Rate

Consolidated Statements of Operation Chicago Atlantic Real Estate Finance, Inc. | 22 For the three months ended March 31, 2024 2025 Revenues $ 15,343,667 $ 15,107,315 Interest income (2,104,050) (2,065,382) Interest expense 13,239,617 13,041,933 Net interest income Expenses 1,754,741 1,735,533 Management and incentive fees, net 1,390,267 1,196,106 General and administrative expense 449,858 492,946 Professional fees 531,293 649,312 Stock based compensation 380,279 (1,073,276) (Benefit) provision for current expected credit losses 4,506,438 3,000,621 Total expenses (75,604) - Change in unrealized gain on investments 72,428 - Realized gain on debt securities, at fair value 8,730,003 10,041,312 Net Income before income taxes - - Income tax expense $ 8,730,003 $ 10,041,312 Net Income Earnings per common share: $ 0.48 $ 0.48 Basic earnings per common share $ 0.47 $ 0.47 Diluted earnings per common share Weighted average number of common shares outstanding: 18,273,919 20,858,466 Basic weighted average shares of common stock outstanding 18,640,492 21,264,891 Diluted weighted average shares of common stock outstanding

Reconciliation of Distributable Earnings to GAAP Net Income Chicago Atlantic Real Estate Finance, Inc. | 23 Three months ended Three months ended March 31, 2024 March 31, 2025 $ 8,730,003 $ 10,041,312 Net Income Adjustments to net income 531,293 649,312 Stock based compensation 90,915 110,309 Amortization of debt issuance costs 380,279 (1,073,276) (Benefit) provision for current expected credit losses 75,604 - Change in unrealized gain on investments $ 9,808,094 $ 9,727,657 Distributable Earnings 18,273,919 20,858,466 Basic weighted average shares of common stock outstanding (in shares) $ 0.54 $ 0.47 Basic Distributable Earnings per Weighted Average Share 18,640,492 21,264,891 Diluted weighted average shares of common stock outstanding (in shares) $ 0.53 $ 0.46 Diluted Distributable Earnings per Weighted Average Share

About CHICAGO ATLANTIC The Sponsor is a credit - focused investment firm founded in 2019 REFI completed its IPO in December 2021 INCEPTION x Sponsor capital under management: $1.9B (1)(2) x One of the largest institutional lenders in the cannabis space SIZE 85+ professionals, including over 30 investment professionals (2) TEAM Seeking preservation of capital and income generation predominantly through cannabis investment opportunities that are overlooked or underserved by conventional capital providers INVESTMENT PRINCIPLES x Annualized dividend yield of approximately 12 - 14%, distributed quarterly PERFORMANCE x Chicago Atlantic REIT Manager, LLC, a subsidiary of Chicago Atlantic Group, LP x Management fee of 1.5% of Equity, with 50% pro - rata origination fee offset x Incentive fee of 20% of Core Earnings, with 8% hurdle rate and no catch - up EXTERNAL MANAGER AND AGREEMENT Chicago, Miami, London, and New York LOCATIONS 1 – Capital under management represent total committed investor capital, total available leverage including undrawn capital, and capital invested by co - investors and managed by the firm. 2 - As of March 31, 2025. Chicago Atlantic Real Estate Finance, Inc. | 24